UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 11, 1999



                          NuMED Home Health Care, Inc.
             (Exact name of Registrant as specified in its charter)



          Nevada                     1-12992                   34-171164
---------------------------        -------------          ---------------------
(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)          Identification Number)



     5770 Roosevelt Boulevard, Suite 700
             Clearwater, Florida                              33760
    -------------------------------------              --------------------
  (Address of principal executive offices)                  (Zip Code)


                                 (727) 524-3227
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

Item 4.   Change in Registrant's Certifying Accountant.

          On December 4, 1998 NuMED Home Health Care, Inc. ("NuMED" or the "Company") filed a Form 8-K disclosing that the Company and its prior auditors, Ernst & Young LLP ceased their relationship on December 1, 1998. On December 16, 1998 NuMED filed Form 8-K/A amending the original Form 8-K filed in connection with the ceased relationship with Ernst & Young LLP.

          On May 10, 1999, NuMED engaged the accounting firm of Deloitte & Touche LLP as the Company's principal accountant to audit the Company's financial statements for the fiscal year ended March 31, 1999. The engagement of Deloitte & Touche LLP was approved by the Board of Directors.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    NuMED HOME HEALTH CARE, INC.


                                    By:  /s/Susan J. Carmichael
                                        Susan J. Carmichael
                                        Chief Executive Officer and President



Date:    May 18, 1999

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